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                                                                   Exhibit 10.55

                              TERMINATION AGREEMENT


         THIS TERMINATION AGREEMENT is made this 4th day of June 1999, by and among CNL American Properties Fund, Inc., a Maryland corporation ("APF"), CNL APF Partners, L.P., a Delaware limited partnership (the "Operating Partnership"), CNL APF GP corp., a Delaware corporation (the "OP General Partner"), CNL Income Fund XVIII, Ltd., a Florida limited partnership (the "Fund"), and Robert A. Bourne, James M. Seneff, Jr., and CNL Realty Corporation, a Florida corporation (together with Messrs. Borne and Seneff, the "General Partners"). APF, the Operating Partnership, the OP General Partner, the Fund and the General Partners are referred to collectively herein as the "Parties" and individually as a "Party."

                                    Recitals:

         WHEREAS, pursuant to the terms of the Agreement and Plan of Merger dated March 11, 1999 by and among the Parties (the "Merger Agreement"), the Fund was to be merged with and into the Operating Partnership, and the Operating Partnership was to be the surviving limited partnership in the Merger; and

         WHEREAS, the Parties desire to terminate the Merger Agreement pursuant to the terms contained therein.

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

                                   Agreement:

         Section One. Termination. Pursuant to Section 11.1 of the Merger
                      -----------
Agreement, the Parties hereby mutually terminate the Merger Agreement. As of the date hereof, the Merger Agreement shall be of no further force and effect and each Party to the Merger Agreement shall be fully released and discharged from any prior or further obligation to observe the terms and conditions of the Merger Agreement.

         Section Two. Governing Law. This Agreement shall be governed by the
                      -------------
laws of the State of Florida without regard to the conflicts of law principles thereof.

         Section Three. Counterparts. This Agreement may be executed in one or
                        ------------
more counterparts, each of which shall be enforceable against the party or parties actually executing such counterpart, and all of which together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement on the date first written above.

                             CNL AMERICAN PROPERTIES FUND, INC.

                                  /s/ James M. Seneff, Jr.
                             ---------------------------------------------------
                             By:    James M. Seneff, Jr.
                             Its:   Chairman and Chief Executive Officer


                             CNL APF PARTNERS, L.P.

                             By:  CNL APF GP Corp., as General Partner

                             /s/ Robert A. Bourne
                             ---------------------------------------------------
                             By: Robert A. Bourne
                             Its:  President


                             CNL APF GP Corp.


                             /s/ Robert A. Bourne
                             ---------------------------------------------------
                             By: Robert A. Bourne
                             Its:  President


                             CNL INCOME FUND XVIII, LTD.

                             By: CNL Realty Corporation, as General Partner


                             /s/  James M. Seneff, Jr.
                             ---------------------------------------------------
                             By:    James M. Seneff, Jr.
                             Its:   Chief Executive Officer

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                             CNL REALTY CORPORATION


                             /s/   James M. Seneff, Jr.
                             ---------------------------------------------------
                             By: James M. Seneff, Jr.
                             Its: Chief Executive Officer


                             /s/ Robert A. Bourne
                             ---------------------------------------------------
                             Robert A. Bourne, as General Partner


                             /s/   James M. Seneff, Jr.
                             ---------------------------------------------------
                             James M. Seneff, Jr., as General Partner

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